Exhibit 10.13

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement is entered into as of May 31, 2019 (the “Amendment”) by and among COMERICA BANK (“Bank”), PALADINA HEALTH, LLC, a Delaware limited liability company formerly known as Davita DPC Management Company, LLC (“Paladina”), DPC MEDICAL GROUP, P.C., a Washington corporation (“DPC”), PALADINA MEDICAL GROUP OF NEW JERSEY, P.C., a New Jersey corporation (“Paladina New Jersey”), PALADINA HEALTH MEDICAL GROUP, PC, a Colorado corporation (“Paladina PC”), ACTIVATE HEALTHCARE LLC, an Indiana limited liability company (‘Activate”, and together with Paladina, DPC, Paladina New Jersey, Paladina PC, each a “Borrower” and collectively, the “Borrowers” provided that each reference to “Borrower” or “Borrowers” in the Agreement and the Loan Documents shall mean and refer to each Borrower, individually, and/or to all the Borrowers, collectively and in the aggregate, as determined by Bank as the context may require).

RECITALS

A.    Paladina, DPC, Paladina New Jersey and Paladina PC (collectively, the “Existing Borrowers”) and Bank are parties to that certain Loan and Security Agreement dated as of June 27, 2018 (as the same may from time to time be amended, restated, modified or supplemented, the “Agreement”), that certain LIBOR/ Prime Referenced Rate Addendum dated as of June 27, 2018 (the “LIBOR/PRRA”) and that certain Intellectual Property Security Agreement June 27, 2018 (as the same may from time to time be amended, restated, modified or supplemented, the “Existing Borrower IPSA”).

B.    Existing Borrowers wish to add Activate Healthcare LLC, an Indiana limited liability company, (the “New Borrower”) as a Borrower under the Agreement. Bank is willing to do so, on the terms and conditions set forth in this Amendment. Bank and Borrowers also wish to amend the Agreement and the Existing Borrower IPSA in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.	Addition of Co-Borrowers; Joinder.

1.1

By execution and delivery of this Amendment, New Borrower shall, and hereby, becomes a Borrower (as defined in the Agreement) under the Agreement and the applicable Loan Documents as if an original signatory thereto effective as of the date hereof. New Borrower is hereby deemed a Borrower under the Agreement and the Loan Documents. Each reference to “Borrower” in the Agreement and/or in each Loan Document shall mean and refer to each of Paladina, DPC, Paladina New Jersey, Paladina PC and Activate, both individually and collectively, as determined by Bank as the context may require.

1.2

New Borrower further: (i) acknowledges and agrees that it has read the Agreement and the Loan Documents, (ii) consents to all of the provisions of the Agreement and the Loan Documents relating to a Borrower, and (iii) acknowledges and agrees that this Amendment and the Agreement have been freely executed without duress and after an opportunity was provided to New Borrower for review of this Amendment by competent legal counsel of its choice.

1.3

Without limiting the generality of the foregoing. Activate grants Bank a security interest in the Collateral to secure performance and payment of all Obligations under the Agreement. Each Borrower authorizes Bank to file UCC Financing Statements reflecting New Borrower as Debtor and Bank as Secured Party.

2.	Amendments

2.1	Definitions. The following defined terms in Exhibit A referenced in Section 1.1 of the Agreement are added to, or amended, to read as follows:

“Borrowing Base” means, as of any date of determination, an amount equal to (i) 85% of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrowers, plus (iii) the Non-Formula Amount

“Equipment Line” means a Credit Extension of up to Ten Million Dollars ($10,000,000).

“First Amendment Date” means May 31, 2019.

“Liquidity” means the sum of unrestricted cash maintained at Bank plus the net amount of Advances available under Section 2.1(b)(i).

“Non-Formula Amount” means an amount not to exceed (i) prior to June 1, 2020, Two Million Dollars ($2,000,000), and (ii) beginning on June 1, 2020 through December 1, 2020, One Million Five Hundred Thousand Dollars ($1,500,000), and (iii) beginning on December 1, 2020 and thereafter. One Million Dollars ($1,000,000).

“Revolving Line” means a Credit Extension of up to Ten Million Dollars ($10,000,000).

“Revolving Maturity Date” means May 31, 2021.

2.2

“Eligible Accounts”; amendment to clause (k). The words “Accounts that are billed in advance,” in clause (k) of the defined term “Eligible Accounts” set forth in Exhibit A and incorporated by reference in Section 1.1 of the Agreement are hereby amended to be “Accounts that are billed more than ninety (90) days in advance”.

2.3	Section 2.1 (c) (Equipment Advances). Section 2.1(c) of the Agreement is hereby amended and restated in its entirety to read as follows:

(c)    Equipment Advances.

(i)    Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Equipment Advances to Borrowers in an aggregate outstanding amount not to exceed the Equipment Line. Subject to and upon the terms and conditions of this Agreement, Borrowers may request Equipment Advances any time from the First Amendment Date through February 28, 2021. Each Equipment Advance shall not exceed one hundred percent (100%) of the invoice amount of capital equipment, including capitalized IT buildout expenses, and tenant improvements approved by Bank from time to time (which equipment, tenant improvements and expenses Borrower shall, in any case, have purchased or incurred within ninety (90) days of the date of the corresponding Equipment Advance), in each case excluding taxes, shipping, warranty charges, freight, discounts and installation expense. Bank shall have a right from time to time to conduct an appraisal of Borrower’s Equipment at Borrower’s expense.

(ii)    Interest shall accrue from the date of each Equipment Advance at the rate specified in the Pricing Addendum and shall be payable in accordance with Section 2.3(b) and on the terms set forth in the Pricing Addendum. Any Equipment Advances outstanding on February 28, 2021 shall be payable in thirty six (36) equal monthly installments of principal, plus all accrued interest, beginning on March 1, 2021 and continuing on the same day of each month thereafter until February 1, 2024 (the “Equipment Maturity Date”), at which time all amounts due in connection with the Equipment Advances and any other amounts due under this Agreement shall be immediately due and payable. Once repaid, Equipment Advances may not be reborrowed. Except as set forth in the Pricing Addendum, Borrowers may prepay Equipment Advances without penalty or premium. Partial prepayments hereunder shall be applied to the installments hereunder in the inverse order of their maturities without reamortization of the repayment schedule for the remaining principal balance.

(iii)    When Borrowers desire to obtain an Equipment Advance, Borrowers shall notify Bank (which notice shall be irrevocable) no later than 3:00 p.m. Pacific time three (3) Business Days before the day on which the Equipment Advance is to be made. Such notice shall be made in accordance with the Pricing Addendum. The notice shall be signed by a Responsible Officer and include a copy of the invoice for any capital equipment, capitalized IT buildout expenses and/or tenant improvements to be financed.

2.4	Section 4.5 (Lockbox). A new Section 4.5 is added to the Agreement to read as follows:

4.5    Lock Box.

(a)    Each Borrower agrees that the Obligations shall be on a “remittance basis”. Each Borrower shall at its sole expense establish and maintain (and Bank, at Bank’s option, may establish and maintain at Borrower’s expense): a United States Post Office lock box (the “Lock Box”), to which Bank shall have exclusive access and control. Each Borrower expressly authorizes Bank, from time to time, to remove the contents from the Lock Box, for disposition in accordance with this Agreement. Each Borrower shall notify all account debtors and other parties obligated to such Borrower that all payments made to Borrower (other than payments by electronic funds transfer) shall be remitted, for the credit of Borrower, to the Lock Box, and each Borrower shall include a like statement on all invoices. Each Borrower shall execute all documents and authorizations as required by Bank to establish and maintain the Lock Box.

(b)    Each Borrower shall hold in trust for Bank all amounts that Borrower receives despite the directions to make payments to the Lock Box, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit into the Lock Box.

After the occurrence and during the continuance of an Event of Default, all items or amounts remitted to the Lock Box or that Bank has otherwise received shall, in Bank’s sole discretion, be applied to the payment of any Obligations, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion. Bank shall not be liable for any loss or damage which a Borrower may suffer as a result of Bank’s processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Each Borrower shall indemnify and hold Bank harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, attorney’s fees and including claims, damages, fines, expenses, liabilities or causes of action of whatever kind resulting from bank’s own negligence except to the extent (but only to the extent) caused by Bank’s gross negligence or willful misconduct

2.5	Section 6.6 (Accounts). Section 6.6 of the Agreement is hereby amended and restated in its entirety to read as follows:

6.6    Accounts. Each Borrower (other than New Borrower) shall maintain at all times, and shall cause each of its Subsidiaries to maintain at all times, all of its depository, operating and investment accounts with Bank. Beginning on July 31, 2019 and at all times thereafter. New Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, all of its depository, operating and investment accounts with Bank.

2.6	Section 6.7 (Financial Covenants). Section 6.7 of the Agreement is hereby amended and restated in its entirety to read as follows:

6.7    Financial Covenants. Each Borrower shall at all times maintain the following financial ratios and covenants:

(a)    Minimum Liquidity. If, as of the last day of any calendar month, the aggregate amount of the Obligations is equal to or greater than $12,000,000, then, beginning as of the first day of the immediately following month and continuing for the remainder of such calendar quarter and until such time as Bank receives satisfactory evidence of Borrowers’ cumulative revenue growth for the following calendar quarter. Borrowers shall maintain minimum Liquidity on a consolidated basis in an amount greater than:

(i)    If cumulative revenue growth for Borrowers is greater than 25%, measured quarterly as of the last day of the respective quarter of determination, Borrowers shall maintain Liquidity in an amount greater than $3,000,000;

(ii)    If cumulative revenue growth for Borrowers is greater than 15% and equal to or less than 25%, measured quarterly as of the last day of the respective quarter of determination, Borrowers shall maintain Liquidity in an amount greater than $4,000,000; and

(iii)    If cumulative revenue growth for Borrowers is less than or equal to 15%, measured quarterly as of the last day of the respective quarter of determination Borrower shall maintain Liquidity in an amount greater than $5,000,000.

For purposes of this Section 6.7(a), revenue growth shall be calculated on a cumulative year to date basis. Revenue growth for 2019 shall be based on an annualized cumulative year to date amount beginning September 30, 2019. For each subsequent year, revenue growth shall be determined as follows: Quarter 1 annualized, Quarter 1 + Quarter 2 annualized, Quarter 1 + Quarter 2 + Quarter 3 annualized, and Quarter 1 + Quarter 2 + Quarter 3 + Quarter 4 annualized.

2.7

Deletion of Sections 6.10-6.13 (Collection of Accounts Receivable; Collection of Accounts Receivable; Management of Collateral; Accounts Receivable Documentation; Status of Accounts Receivable and Other Collateral). Sections 6.10 through 6.13 of the Agreement are each hereby deleted.

2.8	Section 6.18 (JPMorgan Chase Lien Terminations). A new Section 6.18 is added to the Agreement to read as follows:

6.18    JPMorgan Chase Lien Terminations. Within 30 days after the First Amendment Date, Borrowers shall deliver to Bank evidence in form and substance satisfactory to Bank that all Liens in favor of JPMorgan Chase on each Borrower’s property, including each Borrower’s Intellectual Property, have been terminated and released. Without limiting the generality of the foregoing, within 30 days after the First Amendment Date Borrowers shall deliver to Bank, each in form and substance satisfactory to Bank, (i) a file-stamped amendment to the UCC financing statement in favor of JPMorgan Chase, amending such financing statement to exclude all property acquired by any Borrower from collateral described or covered under such financing statement and (ii) an intellectual property release, duly executed by JPMorgan Chase and duly recorded with the United States Patent and Trademark Office, releasing JPMorgan Chase’s interest in Borrower’s trademark(s), and (iii) such further documents, instruments and agreements (and Borrowers shall take such further action) as may be requested by Bank to effect the purposes of this Section 6.18 and Section 7.5. Bank does not waive (and nothing in this Section 6.18 is or shall be construed as a waiver of) any Borrower’s obligations under this or any other section of the Agreement or any failure by any Borrower to perform its obligations in strict accordance with the Agreement.

2.9	Section 7.14 (Transfers). A new Section 7.14 is added to the Agreement to read as follows

7.14    Transfers: Investments to Provider Affiliates. No Borrower shall pay or transfer any cash or other property to, or make any Investments in, any Provider Affiliate without Bank’s prior written consent. As used herein, a “Provider Affiliate” includes ZINNI CLINIC PC, a California corporation, ACTIVATE CLINIC, P.C., an Illinois corporation, ACTIVATE HEALTHCARE, PC, an Indiana corporation, ACTIVATE CLINIC, PSC, a Kentucky corporation, ACTIVATE HEALTHCARE (MICHIGAN), PC, a Michigan corporation, ACTIVATE ZINNI, PC, a Nevada corporation, ACTIVATE HEALTHCARE (OHIO), INC., an Ohio corporation, ACTIVATE PENNSYLVANIA CLINICS, PC, a Pennsylvania corporation, BROOKS ACTIVATE CLINIC PROFESSIONAL CORPORATION, a Maryland corporation (‘Brooks”), and WEST VIRGINIA HEALTH CLINICS, PLLC, a West Virginia limited liability company and/or any other parent entity or Affiliate of such Person, and the successors and assigns of each of the foregoing.

2.10

Exclusion of New Borrower Accounts from Eligible Accounts. Notwithstanding anything to the contrary contained in the Agreement, “Eligible Accounts” shall not include Accounts of New Borrower unless Bank has first received results from a Collateral audit of New Borrower which results are satisfactory to Bank.

2.11	Amendment to LIBOR/PRRA. The defined term “Applicable Margin” set forth in Section 1c of the LIBOR/PRRA is amended to read as follows:

c.    “Applicable Margin” means:

(1)    in respect of the LIBOR-based Rate, (i) three percent (3.00%) per annum with respect to the Equipment Advances (as defined in the Agreement), and (ii) three percent (3.00%) per annum with respect to the Advances (as defined in the Agreement); and

(2)    in respect of the Prime Referenced Rate, (i) zero (0.00%) per annum with respect to the Equipment Advances (as defined in the Agreement), and (ii) zero (0.00%) per annum with respect to the Advances (as defined in the Agreement).

2.12	Exhibit C (Compliance Certificate). Exhibit C to the Agreement is hereby amended and restated in its entirety as set forth on Exhibit C hereto.

2.13	Exhibit C (Trademarks). Exhibit C (Trademarks) to the Existing Borrower IPSA is hereby amended and restated in its entirety as set forth on Exhibit C (Trademarks) hereto.

3.    Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.

4.    The Agreement, as amended by this Amendment, remains in full force and effect in accordance with its terms. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, or any other Loan Document, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

5.    Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (except to the extent such representations and warranties expressly relate to another date), and, except for the Existing Defaults, no Event of Default has occurred and is continuing.

6.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

7.    Sections 11 and 12 of the Agreement are incorporated herein, mutatis mutandis.

8.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance reasonably satisfactory to Bank, the following:

(a)    this Amendment, duly executed by Borrowers;

(b)    corporation resolutions and incumbency certification authority to procure loans with respect to incumbency and resolutions (or limited liability company authority to procure loans with respect to incumbency and resolutions, as applicable), duly executed by each Borrower.

(c)    formation documents (certificate/articles of formation and limited liability company/operating agreement) of New Borrower;

(d)    an Intellectual Property Security Agreement, duly executed by New Borrower;

(e)    UCC financing statement (for New Borrower);

(f)    Itemization of Amount Financed Disbursement Instructions (Revolver);

(g)    Itemization of Amount Financed Disbursement Instructions (Equipment Advances);

(h)    payment of a fee equal to $15,000 plus an amount equal to all Bank Expenses incurred in connection with this Amendment; and

(i)    such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[signature page follows]

[SIGNATURE PAGE TO FIRST AMENDMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

PALADINA HEALTH, LLC		COMERICA BANK

By:	/s/ Tracy Stephens	By:	/s/ Walter Weston
Name:	Tracy Stephens	Name:	Walter Weston
Title:	CFO	Title:	SVP

DPC MEDICAL GROUP, P.C.

By:	/s/ Tracy Stephens
Name:	Tracy Stephens
Title:	CFO

PALADINA MEDICAL GROUP OF NEW JERSEY, P.C.

By:	/s/ Tracy Stephens
Name:	Tracy Stephens
Title:	CFO

PALADINA HEALTH MEDICAL GROUP, PC

By:	/s/ Tracy Stephens
Name:	Tracy Stephens
Title:	CFO

ACTIVATE HEALTHCARE LLC

By:	/s/ Tracy Stephens
Name:	Tracy Stephens
Title:	CFO

EXHIBIT C

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank Technology & Life Sciences Division Loan Analysis Department 1800 Bering Drive San Jose, CA 95112 Email directly to: dhollenbeck@comerica.com and NWComplianceMcomerica.com

FROM:    Paladina Health, LLC, DPC Medical Group, P.C., Paladina Medical Group of New Jersey, Paladina Health Medical Group, PC and Activate Healthcare LLC

The undersigned authorized Officers of Paladina Health, LLC, DPC Medical Group, P.C., Paladina Medical Group of New Jersey, P.C., Paladina Health Medical Group, PC and Activate Healthcare LLC (each a “Borrower”, and, collectively, “Borrowers”), each hereby certify that in accordance with the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the “Agreement”), (i) Each Borrower is in complete compliance for the period ending                      with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. Each Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable”

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S (consolidating and consolidated)	Monthly, within 30 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited, Unqualified F/S	Annually, within 150 days of FYE beginning w/FYE 2018	YES	NO
Borrowing Base Certificate	Monthly, within 30 days	YES	NO
A/R Agings	Monthly, within 30 days	YES	NO
A/P Agings	Monthly, within 30 days	YES	NO
Annual Business Plan (incl. operating budget)	Annually, within 30 days of FYE	YES	NO
Audit	Initial and Semi-Annual	YES	NO
Intellectual Property Report	Within 30 days of each quarter	YES	NO

If Public
10-Q	Quarterly, within 5 days of SEC Filing (50 days)	YES	NO
10-K	Quarterly, within 5 days of SEC Filing (95 days)	YES	NO

Total amount of Borrowers’ cash and investments	Amount: $	YES	NO
Total amount of Borrowers’ cash and investments maintained with Bank	Amount: $	YES	NO

	DESCRIPTION	APPLICABLE
Legal Action > $100,000	Notify promptly upon notice	YES	NO
Inventory Disputes > $100,000	Notify promptly upon notice	YES	NO
Mergers & Acquisitions	Notify promptly upon notice	YES	NO
Cross default with other agreements > $100,000	Notify promptly upon notice	YES	NO
Judgments > $100,000	Notify promptly upon notice	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
Minimum Liquidity	See Agreement		YES	NO

OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES
Permitted Indebtedness for equipment leases	<$100,000		YES	NO
Permitted Investments for stock repurchase	<$100,000		YES	NO
Permitted Investments for subsidiaries	<$100,000		YES	NO
Permitted Investments for employee loans	<$100,000		YES	NO
Permitted Investments for joint ventures	<$100,000		YES	NO
Permitted Liens for equipment leases	<$100,000		YES	NO
Permitted Transfers	<$100,000		YES	NO

Please Enter Below Comments Regarding Violations:

Each Officer further acknowledges that at any time any Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

PALADINA HEALTH, LLC

By:	/s/ Tracy Stephens
Name:	Tracy Stephens
Title:	CFO

DPC MEDICAL GROUP, P.C.

By:	/s/ Tracy Stephens
Name:	Tracy Stephens
Title:	CFO

PALADINA MEDICAL GROUP OF NEW JERSEY, P.C.

By:	/s/ Tracy Stephens
Name:	Tracy Stephens
Title:	CFO

PALADINA HEALTH MEDICAL GROUP, PC

By:	/s/ Tracy Stephens
Name:	Tracy Stephens
Title:	CFO

ACTIVATE HEALTHCARE LLC

By:	/s/ Tracy Stephens
Name:	Tracy Stephens
Title:	CFO

EXHIBIT C (to Existing Borrower IPSA)

Trademarks

Owner	Description	Registration/ Application Number	Registration/ Application Date
Paladina	PALADINA HEALTH	4,255,049	12/04/12

COMERICA BANK

Member FDIC

ITEMIZATION OF AMOUNT FINANCED

DISBURSEMENT INSTRUCTIONS

(Revolver)

Name(s): Paladina Health, LLC, DPC Medical Group, P.C., Paladina Medical Group of New Jersey, P.C, Paladina Health Medical Group, PC and Activate Healthcare LLC

Date: May 31, 2019

$	credited to deposit account No. when Advances are requested or disbursed to Borrowers by cashier’s check or wire transfer

Amounts paid to others on your behalf:

$	to Comerica Bank for Loan Fee

$	to Comerica Bank for Document Fee

$	to Comerica Bank for accounts receivable audit (estimate)

$	to Bank counsel fees and expenses

$	to

$	to

$	TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank to disburse the loan proceeds as stated above.

[signature page follows]

[SIGNATURE PAGE TO DISBURSEMENT INSTRUCTIONS (REVOLVER)]

PALADINA HEALTH, LLC

By:	/s/ Tracy Stephens
Name:	Tracy Stephens
Title:	CFO

DPC MEDICAL GROUP, P.C.

By:	/s/ Tracy Stephens
Name:	Tracy Stephens
Title:	CFO

PALADINA MEDICAL GROUP OF NEW JERSEY, P.C.

By:	/s/ Tracy Stephens
Name:	Tracy Stephens
Title:	CFO

PALADINA HEALTH MEDICAL GROUP, PC

By:	/s/ Tracy Stephens
Name:	Tracy Stephens
Title:	CFO

ACTIVATE HEALTHCARE LLC

By:	/s/ Tracy Stephens
Name:	Tracy Stephens
Title:	CFO

COMERICA BANK

Member FDIC

ITEMIZATION OF AMOUNT FINANCED

DISBURSEMENT INSTRUCTIONS

(Equipment Advances)

Name(s):    Paladina Health, LLC, DPC Medical Group, P.C., Paladina Medical Group of New Jersey, P.C, Paladina Health Medical Group, PC and Activate Healthcare LLC

Date: May 31, 2019

$	credited to deposit account No. when Equipment Advances are requested or disbursed to Borrowers by cashier’s check or wire transfer

Amounts paid to others on your behalf:

$	to Comerica Bank for Loan Fee

$	to Comerica Bank for Document Fee

$	to Comerica Bank for accounts receivable audit (estimate)

$	to Bank counsel fees and expenses

$	to

$	to

$	TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank to disburse the loan proceeds as stated above.

[signature page follows]

[SIGNATURE PAGE TO DISBURSEMENT INSTRUCTIONS (EQUIPMENT ADVANCES)]

PALADINA HEALTH, LLC

By:	/s/ Tracy Stephens
Name:	Tracy Stephens
Title:	CFO

DPC MEDICAL GROUP, P.C.

By:	/s/ Tracy Stephens
Name:	Tracy Stephens
Title:	CFO

PALADINA MEDICAL GROUP OF NEW JERSEY, P.C.

By:	/s/ Tracy Stephens
Name:	Tracy Stephens
Title:	CFO

PALADINA HEALTH MEDICAL GROUP, PC

By:	/s/ Tracy Stephens
Name:	Tracy Stephens
Title:	CFO

ACTIVATE HEALTHCARE LLC

By:	/s/ Tracy Stephens
Name:	Tracy Stephens
Title:	CFO